SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 18, 2019, Charter Communications, Inc. (the “Company”) announced that its subsidiaries, CCO Holdings, LLC and CCO Holdings Capital Corp. (the “Issuers”), commenced a cash tender offer (the “Tender Offer”) for any and all of the Issuers’ outstanding 5.250% senior notes due 2021 (the “Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase, letter of transmittal and notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.gbsc-usa.com/Charter.  The Tender Offer will expire at 5:00 PM New York City time, on September 27, 2019, unless extended or earlier terminated (the “Expiration Time”). The purchase of the Notes pursuant to the Tender Offer is conditioned upon the consummation of the Issuers’ private offering of senior notes (the “Offering”), which commenced on September 17, 2019.

The consideration for each $1,000 principal amount of Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer will be $1,001.25. Holders will also receive accrued and unpaid interest on the Notes validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the date the Issuers initially make payment for such Notes, which date is anticipated to be October 1, 2019 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

A press release announcing the Tender Offer is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Issuers also issued a notice of conditional redemption providing for the redemption of any and all of the Notes that remain outstanding after completion of the Tender Offer (the “Redemption”). The Redemption is also conditioned upon consummation of the Offering.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release regarding offer dated September 18, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary
Date: September 18, 2019

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary
Date: September 18, 2019

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary
Date: September 18, 2019